SUPPLEMENT DATED DECEMBER 31, 2005 TO THE PROSPECTUS

DATED MAY 2, 2005

JNLNY® VARIABLE FUND I LLC

Please note that the changes are effective January 17, 2006 and apply to your variable annuity product(s).

The following Fund should be added to the list of Funds on the cover page:

JNL/Mellon Capital Management DowSM Dividend Fund

On the second page of the prospectus, the first paragraph through the table should be deleted in their entirety and replaced with the following:

“Dow Jones®,” “Dow Jones Industrial AverageSM,” "Dow Jones Select Dividend IndexSM", “DJIASM” "The DowSM" and “The Dow 10SM” are service marks of Dow Jones & Company, Inc. (Dow Jones). Dow Jones has no relationship to JNL Variable Fund and Mellon Capital Management Corporation, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the JNL/Mellon Capital Management Dow SM 10 Fund and the JNL/Mellon Capital Management DowSM Dividend Fund.

Dow Jones does not:

•	Sponsor, endorse, sell or promote the JNL/Mellon Capital Management Dow SM 10 Fund and the JNL/Mellon Capital Management DowSM Dividend Fund.
•	Recommend that any person invest in the JNL/Mellon Capital Management Dow SM 10 Fund, JNL/Mellon Capital Management DowSM Dividend Fund or any other securities.
•

Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/Mellon Capital Management Dow SM 10 Fund and the JNL/Mellon Capital Management DowSM Dividend Fund.

•	Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management Dow SM 10 Fund and the JNL/Mellon Capital Management DowSM Dividend Fund.
•

Consider the needs of the JNL/Mellon Capital Management Dow SM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund or the owners of the JNL/Mellon Capital Management Dow SM 10 Fund or the JNL/Mellon Capital Management DowSM Dividend Fund in determining, composing or calculating the DJIA or have any obligation to do so.

Dow Jones will not have any liability in connection with the JNL/Mellon Capital Management Dow SM 10 Fund and the JNL/Mellon Capital Management DowSM Dividend Fund. Specifically,

•      Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•      The results to be obtained by the JNL/Mellon Capital Management Dow SM 10 Fund and the JNL/Mellon Capital Management DowSM Dividend Fund, the owners of the JNL/Mellon Capital Management Dow SM 10 Fund and the JNL/Mellon Capital Management DowSM Dividend Fund or any other person in connection with the use of the DJIA and the data included in the DJIA;

•      The accuracy or completeness of the DJIA and its data;

•      The merchantability and the fitness for a particular purpose or use of the DJIA and its data;

•      Dow Jones will have no liability for any errors, omissions or interruptions in the DJIA or its data;

•      Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between Jackson National Life Insurance Company® and Dow Jones is solely for their benefit and not for the benefit of the owners of the JNL/Mellon Capital Management DowSM 10 Fund and the JNL/Mellon Capital Management DowSM Dividend Fund or any other third parties.

The following Fund should be added to the section entitled "About the Funds of the JNLNY Variable Fund I LLC":

JNL/Mellon Capital Management DowSM Dividend Fund

Investment Objective. The investment objective of the JNL/Mellon Capital Management DowSM Dividend Fund (Dow Dividend Fund) is to provide the potential for an above-average total return.

Principal Investment Strategies. The Dow Dividend Fund seeks to achieve its objective by investing approximately equal amounts in the common stock of the 20 companies included in the Dow Jones Select Dividend IndexSM which have the best overall ranking on both the change in return on assets of the last fiscal year compared to the prior year and price-to-book on or about the business day before each “Stock Selection Date.” The 20 companies are selected only once annually on or about January 1 of each year, the Stock Selection Date. The sub-adviser generally uses a buy and hold strategy, trading only within the 5 business days of each Stock Selection Date and when cash flow activity occurs in the Fund. The sub-adviser may also trade for mergers or acquisitions if the original stock is not the surviving company and for dividend reinvestment. Between Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser purchases and sells common stocks of the 20 selected companies according to the approximate current percentage relationship among the common stocks.

The Dow Dividend Fund invests in the common stock of 20 companies included in the Dow Jones Select Dividend Index SM. The 20 common stocks are chosen on or about the business day before each Stock Selection Date as follows:

•

Starting with the 100 stocks contained in the Dow Jones Select Dividend IndexSM, the sub-adviser selects only those stocks having at least $10 million of average daily trading volume (this dollar threshold will be adjusted by 10% annually).

•	Next, the sub-adviser ranks the remaining stocks by the following two factors:

•	Greatest change in return on assets of the last fiscal year compared to the prior year. An increase in return on assets generally indicates improving business fundamentals.
•	Price-to-book. A lower, but positive, price-to-book ratio is generally used as an indication of value.

•	The sub-adviser then selects an approximately equal-weighted portfolio of the 20 stocks with the best overall ranking on the above two factors for the Dow Dividend Fund.

Companies which, as of the selection date, Dow Jones has announced will be removed from the Dow Jones Select Dividend IndexSM will be removed from the universe of securities from which the Dow Dividend Fund stocks are selected.

Certain provisions of the Investment Company Act of 1940, as amended, limit the ability of a Fund to invest more than 5% of the Fund’s total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (Securities Related Companies). Therefore, the securities will be adjusted on a proportional basis to accommodate this constraint.

Principal Risks of Investing in the Dow Dividend Fund. An investment in the Dow Dividend Fund is not guaranteed. As with any mutual fund, the value of the Dow Dividend Fund’s shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Dow Dividend Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Non-diversification. The Dow Dividend Fund is “non-diversified” as such term is defined in the Investment Company Act of 1940, as amended, which means that the Fund may hold securities of a smaller number of issuers than if it were “diversified.” With a smaller number of different issuers, the Dow Dividend Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Dow Dividend Fund’s total return and share price.

•

Limited management. The Dow Dividend Fund’s strategy of investing in 20 companies according to criteria determined on the Stock Selection Date prevents the Dow Dividend Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the 20 selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Dow Dividend Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Dow Dividend Fund from taking advantage of opportunities available to other funds.

•

Investment strategy risk. The principal investment strategy of the Fund involves selecting common stocks of issuers that have experienced certain rates of growth in assets and a lower, but positive price-to-book ratio. There can be no assurance that the issuers whose stocks are selected will continue to experience a growth in assets.

•

Industry concentration risk. Because the Dow Dividend Fund may be concentrated in a certain industry, the Fund’s performance is closely tied to, and affected by, the specific industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Dow Dividend Fund invests may be more volatile, and carry greater risk of adverse developments that can affect many of the companies in which the Dow Dividend Fund invests, than a mixture of stocks of companies from a wide variety of industries.

•

Utility industry concentration risk. The Dow Dividend Fund is also considered to be concentrated in the utility industry. General problems of such issuers include risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental, nuclear safety and other regulations; regulatory restrictions on the ability to pass increasing wholesale costs along to the retail and business customer; energy conservation; technological innovations which may render existing plants, equipment or products obsolete; the effects of local weather, maturing markets and difficulty in expanding to new markets due to regulatory and other factors; natural or man-

made disasters; difficulty obtaining adequate returns on invested capital; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. In addition, taxes, government regulation, international politics, price and supply fluctuations, and volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

Utility companies are subject to extensive regulation at the federal and state levels in the United States. The value of utility company securities may decline as a result of changes to governmental regulation controlling the utilities industry. Adverse regulatory changes could prevent of delay utilities from passing along cost increases to customers, which could hinder a utility's ability to meet its obligations to its suppliers. In 2001, two California public utilities were threatened with involuntary bankruptcy proceedings by their creditors, and one of these utilities filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code of 1978. Furthermore, regulatory authorities, which may be subject to political and other pressures, may not grant future rate increases, or may impose accounting or operational policies, any of which could affect a company's profitability and the value of its securities. In addition, federal, state and municipal governmental authorities may review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants.

•

Financial industry concentration risk. The Dow Dividend Fund is also considered to be concentrated in the financial industry. The Fund’s performance is closely tied to, and affected by, the financial industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Dow Dividend Fund invests may be more volatile, and carry greater risk of adverse developments that can affect many of the companies in which the Dow Dividend Fund invests, than a mixture of stocks of companies from a wide variety of industries.

Performance. The Performance of a Fund will vary from year to year. The Fund’s performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund will commence operations on the effective date of this prospectus.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.52%
12b-1 Service Fee	0.20%
Other Expenses	0.03%
Total Fund Annual Operating Expenses	0.75%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example	Class A
1 Year	$77
3 Years	$240

Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Fund. The performance of the Dow Dividend Fund depends on the sub-adviser’s ability to effectively implement the investment strategies of this Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

The SAI has more information about the Dow Dividend Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Under the section entitled “Additional Information About the Principal Investment Strategies, Other Investments and Risks of the JNL/Mellon Capital Management Funds” the JNL/Mellon Capital Management DowSM Dividend Fund should be added to the list of funds in the first paragraph.

Under the section entitled "Description of Indices" add the following paragraph:

Dow Jones Select Dividend IndexSM. The Dow Jones Select Dividend IndexSM consists of 100 dividend-paying stocks, weighted by their indicated annualized yield. Eligible stocks are selected from a universe of all dividend-paying companies in the Dow Jones U.S. Total Market IndexSM that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60% and a three-month average daily trading volume of 200,000 shares.

In the section entitled "Investment Adviser", please add the following sentence to the end of the section:

A discussion regarding the Board of Managers' basis for approving the advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

In the section entitled "Administrative Fee", please delete the paragraph in its entirety and replace it with the following:

In addition to the investment advisory fee, each Fund pays to JNAM L.L.C. (the “Administrator”) an Administrative Fee. Each Fund, except the JNL/Mellon Capital Management Global 15 Fund, pays the Administrator an Administrative Fee of 0.15% of the average daily net assets of the Fund. The JNL/Mellon Capital Management Global 15 Fund pays the Administrator an Administrative Fee of 0.20% of the average daily net assets of the Funds. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the JNLNY Variable Fund and the separate Funds. In accord with the Administration Agreement, the Administrator is responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing and all other services necessary for the operation of each the JNLNY Variable Fund and each separate Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance and the fees and expenses of the disinterested Managers and of independent legal counsel to the disinterested Managers (categorized as “Other Expenses” in the fee tables).

The first paragraph in the section entitled “HYPOTHETICAL PERFORMANCE DATA FOR

JNL/MELLON CAPITAL MANAGEMENT STRATEGIES” should be deleted and replaced with the following:

Certain aspects of the investment strategies for The DowSM 10 Fund, The S&P® 10 Fund, the Global 15 Fund, the 25 Fund, the Select Small-Cap Fund, the Nasdaq® 15 Fund, the Value Line® 25 Fund, and the DowSM Dividend Fund (JNL/Mellon Capital Management Funds) can be demonstrated using historical data. The following table provides the hypothetical performance of the investment strategies used by each JNL/Mellon Capital Management Fund (the “Fund(s)”) for the periods prior to the inception dates of the Funds and the actual performance of the Funds following their inception dates and the DJIA Index, the S&P 500 Index, the FT30 Index, the Hang Seng Index and the Russell 2000 Index for both the hypothetical and historical periods for the Funds. (See “Description of the

Indices” above). Please note that the Indices do not reflect any deduction for fees, expenses or taxes and would be lower if they did. The table also shows how hypothetical and historical performance varies from year to year. Please note that return data was generated mechanically and should not be considered a reflection of the sub-adviser's skills.

Delete in its entirety, the chart entitled "HYPOTHETICAL COMPARISON OF TOTAL RETURNS", and replace it with the following:

HYPOTHETICAL COMPARISON OF TOTAL RETURNS

	DowSM Dividend Strategy	25 Strategy	DowSM 10 Strategy	Select Small-Cap Strategy**	S&P 10 Strategy	Global 15 Strategy	JNL 5 Strategy**	Nasdaq® 15 Strategy	Value Line® 25 Strategy	S&P 500 Index	Russell 2000 Index	DJIA Index	FT 30 Index	Hang Seng Index

	Hypothetical Performance (1992 – 2004)	Hypothetical Performance (1985-1999) Historical Performance (2000-2004) The funds commenced operations on July 6, 1999.					Hypothetical Performance (1985-2004) The funds commenced operations on October 4, 2004.
1985	–%	42.50%	29.41%	34.26%	50.41%	51.60%	41.83%	–%	–%	31.58%	31.07%	33.57%	55.20%	51.02%
1986	–%	28.11%	34.46%	9.23%	33.44%	42.02%	29.63%	8.26%	26.15%	18.31%	5.96%	26.37%	24.29%	51.26%
1987	–%	16.85%	19.19%	-2.62%	3.32%	27.25%	12.96%	18.61%	14.98%	5.11%	-8.25%	5.48%	37.49%	-8.08%
1988	–%	35.64%	25.50%	25.74%	19.35%	25.14%	26.45%	7.85%	6.63%	16.65%	25.04%	16.43%	6.89%	21.80%
1989	–%	21.18%	26.01%	23.10%	44.66%	17.54%	26.67%	44.48%	42.32%	31.54%	15.77%	31.87%	22.74%	10.21%
1990	–%	-7.00%	-8.56%	-11.43%	2.93%	1.84%	-4.31%	-6.50%	6.19%	-3.16%	-19.75%	-0.81%	10.21%	11.72%
1991	–%	40.29%	34.30%	51.71%	17.10%	42.53%	37.37%	88.34%	64.00%	30.56%	46.00%	24.48%	15.17%	48.03%
1992	16.70%	14.53%	8.10%	12.32%	21.66%	25.36%	16.56%	4.55%	5.55%	7.72%	18.47%	7.36%	-2.01%	32.40%
1993	23.66%	16.62%	27.41%	18.06%	31.98%	67.13%	32.42%	31.12%	11.84%	10.01%	18.98%	16.89%	19.27%	121.82%
1994	-2.10%	1.38%	2.93%	-3.14%	4.41%	-5.68%	0.12%	0.98%	2.78%	1.30%	-1.88%	4.97%	1.60%	-29.08%
1995	44.25%	32.44%	35.44%	45.89%	27.34%	12.46%	30.89%	60.33%	43.37%	37.50%	28.34%	36.89%	17.98%	27.21%
1996	27.22%	16.12%	27.42%	19.41%	27.67%	21.69%	22.63%	26.79%	44.23%	23.11%	16.46%	29.10%	20.02%	37.71%
1997	37.57%	32.76%	20.89%	20.38%	34.91%	-0.27%	21.90%	33.92%	39.60%	33.29%	22.28%	24.80%	16.64%	-17.78%
1998	-2.87%	10.08%	9.77%	13.64%	49.17%	12.25%	19.15%	104.56%	92.26%	28.70%	-2.53%	18.20%	12.58%	-2.28%
1999	-3.17%	1.66%	2.80%	22.39%	16.44%	14.24%	11.66%	101.87%	100.26%	21.07%	21.17%	26.92%	14.61%	74.11%
2000	21.46%	-4.34%***	5.15%***	22.21%***	8.23%***	-2.78%***	4.79%	-20.47%	-19.62%	-9.18%	-2.87%	-4.83%	-16.66%	-8.89%
2001	28.98%	14.23%	-2.83%	-3.90%	-21.39%	-0.69%	-2.18%	-33.72%	0.01%	-11.91%	2.49%	-5.50%	-23.64%	-22.62%
2002	-2.45%	-11.69%	-9.87%	-17.68%	-18.07%	-13.82%	-12.15%	-27.09%	-20.22%	-22.10%	-20.44%	-14.79%	-29.23%	-15.65%
2003	38.46%	32.83%	25.75%	48.04%	18.94%	33.16%	34.35%	32.26%	43.15%	28.72%	47.29%	28.32%	26.44%	39.28%
2004	14.87%	21.90%	2.87%	12.58%	17.67%	28.11%	21.13%	2.25%	15.40%	10.88%	18.33%	5.31%	20.63%	17.03%
13 Year Annualized Return Hypothetical Annualized Return (1992 – 1994)		5 Year Historical Annualized Return (2000-2004)								5 Year Annualized Return (2000-2004)
17.52%		9.34%	3.56%	10.01%	-0.49%	7.26%	–	–	–	-2.31%	6.66%	0.70%	-7.24%	-0.62%
		15 Year Annualized Return Hypothetical Annualized Return (1985-1999)								15 Year Annualized Return (1985-1999)
		19.32%	18.92%	17.42%	24.74%	22.20%	–	–	–	18.89%	13.23%	19.63%	17.46%	23.53%
		20 Year Annualized Return (Combined hypothetical and historical returns)					20 Year Annualized Return Hypothetical Annualized Return (1985-2004)			20 Year Annualized Return (1985-2004)
		16.74%	14.88%	15.53%	17.89%	18.28%	17.64%	19.28*	23.45*	13.19%	11.55%	14.59%	10.73%	16.99%

Note: The treatment of dividends in the hypothetical rate of return calculations is such that they are reinvested in the stock that paid them at the end of the month in which the stock went ex-dividend.  In managing the portfolios, all cash flows (including both net sales and dividends when they are received) will be reinvested proportionately into all of the stocks in the portfolio.

(1)

The 25 Strategy, the DowSM 10 Strategy, the Select Small-Cap Strategy, the S&P® 10 Strategy, the Global 15 Strategy, the JNL 5 Strategy, the Nasdaq® 15 Strategy, the Value Line® 25 Strategy, the VIP Strategy, and the DowSM Dividend Strategy for any given period were selected by applying the respective strategy as of the close of the prior period.

(2)

The hypothetical total return shown does not take into consideration any sales charges, commissions, trading costs or taxes. The historical information reflects the expenses charged each year and the hypothetical information reflects the expenses charged at the rates that were in effect when the Funds commenced operations. The hypothetical returns, net of expenses are computed monthly. Total return assumes that all dividends are reinvested. Although each Strategy seeks to achieve a better performance than its respective Index as a whole, there can be no assurance that a Strategy will achieve a better performance.

*	These numbers reflect a 19 year Annualized Return.
**	In January 2005, the market capitalization and trading volume used during the stock selection process was revised for the Select Small Cap Strategy.

***The stock selection date was July 1st for 1999 and 2000 before changing it to on or about January 1st in 2001.

In the section entitled "FINANCIAL HIGHLIGHTS", delete the second paragraph and the Financial Highlights table in its entirety and replace it with the following:

The information for 2002, 2003 and 2004 has been audited by KPMG LLP, an Independent Registered Public Accounting Firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information as of June 30, 2005 (semi-annual report) has not been audited.

JNL Variable Funds (Unaudited)
Financial Highlights

		Increase (Decrease) from				Distributions from						Ratio of Net
	Net Asset	Investment Operations				net realized		Supplemental Data			Ratio of	Investment
	Value	Net	Net Realized	Total from	Distributions from	Gains on	Net Asset		Net Assets,		Expenses to	Income (Loss)
Period	Beginning	Investment	& Unrealized	Investment	Net Investment	Investment	Value, End	Total	End of Period	Portfolio	Average Net	to Average
Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income	Transactions	of Period	Return (b)	(in thousands)	Turnover	Assets (c)	Net Assets (c)
JNL/Mellon Capital Management 25 Fund (NY)
Class A
6/30/2005	16.66	0.18	(1.16)	(0.98)	-	-	15.68	(5.88)	22,132	70.2	0.73	1.97
12/31/2004	13.66	0.04	2.96	3.00	-	-	16.66	21.96	18,621	69.6	0.73	1.68
12/31/2003	10.33	0.05	3.28	3.33	-	-	13.66	32.24	7,121	11.9	0.81	4.27
07/22(a)-12/31/02	10.00	0.24	0.09	0.33	-	-	10.33	3.30	240	122.8	0.82	2.37

JNL/Mellon Capital Management Global 15 Fund (NY)
Class A
6/30/2005	16.10	0.34	(0.19)	0.15	-	-	16.25	0.99	14,882	45.9	0.79	3.66
12/31/2004	12.66	0.02	3.42	3.44	-	-	16.10	27.17	11,081	9.3	0.78	2.98
12/31/2003	9.74	(0.74)	3.66	2.92	-	-	12.66	29.98	1,358	25.6	0.86	2.65
07/22(a)-12/31/02	10.00	0.95	(1.21)	(0.26)	-	-	9.74	(2.60)	93	134.4	0.87	4.21

JNL/Mellon Capital Management Nasdaq 15 Fund (NY)
Class A
6/30/2005	10.88	(0.02)	(0.88)	(0.90)	-	-	9.98	(8.27)	1,830	44.6	0.77	(0.33)
10/04(a)-12/31/04	10.00	(0.01)	0.89	0.88	-	-	10.88	8.80	1,211	0.0	0.76	(0.32)

JNL/Mellon Capital Management Select Small-Cap Fund (NY)
Class A
6/30/2005	18.08	(0.04)	(0.17)	(0.21)	-	-	17.87	(1.16)	12,598	78.4	0.73	(0.36)
12/31/2004	16.11	-	1.97	1.97	-	-	18.08	12.23	10,127	124.8	0.73	(0.01)
12/31/2003	10.89	0.03	5.19	5.22	-	-	16.11	47.93	6,219	19.9	0.81	(0.11)
07/22(a)-12/31/02	10.00	(0.04)	0.93	0.89	-	-	10.89	8.90	270	128.3	0.82	(0.39)

JNL/Mellon Capital Management The Dow 10 Fund (NY)
Class A
6/30/2005	14.57	0.26	(0.98)	(0.72)	-	-	13.85	(4.94)	18,682	24.3	0.76	3.35
12/31/2004	14.14	0.26	0.17	0.43	-	-	14.57	3.04	15,804	45.9	0.73	3.10
12/31/2003	11.22	(0.10)	3.02	2.92	-	-	14.14	26.03	8,608	5.2	0.81	3.10
07/22(a)-12/31/02	10.00	0.30	0.92	1.22	-	-	11.22	12.20	302	121.4	0.82	3.31

JNL/Mellon Capital Management The S&P 10 Fund (NY)
Class A
6/30/2005	13.61	-	2.19	2.19	-	-	15.80	16.09	23,211	83.7	0.74	0.01
12/31/2004	11.54	0.07	2.00	2.07	-	-	13.61	17.94	16,377	112.1	0.73	0.71
12/31/2003	9.69	(0.01)	1.86	1.85	-	-	11.54	19.09	8,405	10.4	0.81	0.73
07/22(a)-12/31/02	10.00	0.05	(0.36)	(0.31)	-	-	9.69	(3.10)	235	113.7	0.82	0.57

JNL/Mellon Capital Management Value Line 25 Fund (NY)
Class A
6/30/2005	$11.41	$(0.02)	$1.16	$1.14	-	-	$12.55	9.99%	$21,601	75.6%	0.88%	(0.26)%
10/04(a)-12/31/04	10.00	(0.01)	1.42	1.41	-	-	11.41	14.10	13,946	27.5	0.87	(0.60)

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.

On the last page of the prospectus, delete the last paragraph in its entirety and replace it with the following:

You also can review and copy information about the JNLNY Variable Fund (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC’s Public Reference Room in Washington, D.C. Reports and other information about the JNLNY Variable Fund also are available on the EDGAR database on the SEC’s Internet site (http://www.sec.gov), and copies may be obtained, after payment of a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section, 100 F. Street, N.E., Washington, D.C., 20549. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-551-8090.

This Supplement is dated December 31, 2005.

(To be used with NV3174CE Rev. 05/05, NV4224 Rev. 05/05, NV5526 Rev. 05/05, NV5869 05/05, and NV5890 05/05.)

NV5961 12/05

SUPPLEMENT DATED DECEMBER 31, 2005

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 2, 2005

JNLNY® VARIABLE FUND I LLC

Please note that the changes are effective January 17, 2006 and apply to your variable annuity and/or variable life product(s).

Please change all references in the Statement of Additional Information for the "JNL/Mellon Capital Management The DowSM 10 Fund" to "JNL/Mellon Capital Management DowSM 10 Fund."

Please change all references in the Statement of Additional Information for the "JNL/Mellon Capital Management The S&P® 10 Fund" to "JNL/Mellon Capital Management S&P® 10 Fund."

On page 19, under the section entitled "MANAGERS AND OFFICERS OF THE JNL VARIABLE FUND", the third paragraph and the tables that follow should be deleted in their entirety and replaced with the following:

For purposes of this section, the term “Fund Complex” includes each of the following investment companies: JNL Series Trust (46 portfolios), JNL Investors Series Trust (1 portfolio), JNL Variable Fund LLC (16 portfolios), and JNLNY Variable Fund I LLC (8 portfolios).

Manager/Officer (age) & Address	Current Position with the JNL Variable Funds	Length of Time Served	Principal Occupation for the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Manager	Other Directorships Held by the Manager
Interested Manager
Robert A. Fritts* (57) 1 Corporate Way Lansing, MI 48951	Manager ** President and Chief Executive Officer	2/99 to present 12/02 to present	Senior Vice President (9/03 to present) and Controller of Jackson National Life Insurance Company (9/82 to present); Vice President of Jackson National Life Insurance Company (8/82 to 8/03); Trustee or Manager, and (since 12/02) President and Chief Executive Officer, of each other investment company in the Fund Complex.	71	None

_________________________

* Mr. Fritts is an “interested person” of the JNL Variable Funds due to his position with Jackson National Life Insurance Company®, which is the parent company of the Adviser.

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Disinterested Managers
Michael Bouchard (49) 1 Corporate Way Lansing, MI 48951	Manager **	4/00 to present	Sheriff, Oakland County, Michigan (1/99 to present); Senator - State of Michigan (1991 to 1999); Chairman - Financial Services Committee (1/95 to 1/99)	71	None
Dominic D’Annunzio (67) 1 Corporate Way Lansing, MI 48951	Chairman of the Board ** Manager **	2/04 to present 6/03 to present	Acting Commissioner of Insurance for the State of Michigan (1/90 to 5/90) (8/97 to 5/98)	71	None
Michelle Engler (47) 1 Corporate Way Lansing, MI 48951	Manager **	4/00 to present	Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002); Michigan Community Service Commission Chair (1991 to 2000)	71	Director of Federal Home Loan Mortgage Corporation
Joseph Frauenheim (71) 1 Corporate Way Lansing, Michigan 48951	Manager **	12/03 to present	Consultant (Banking)	71	None
Richard D. McLellan (63) 1 Corporate Way Lansing, Michigan 48951	Manager **	12/03 to present	Member, Dykema Gossett PLLC (Law Firm)	71	None

2

Manager/Officer (age) & Address	Current Position with the JNL Variable Fund	Length of Time Served	Principal Occupation for the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Manager	Other Directorships Held by the Manager
Officers
Mark D. Nerud (39) 225 West Wacker Drive Chicago, IL 60606	Vice President Treasurer and Chief Financial Officer	2/99 to present 12/02 to present

Chief Financial Officer (11/00 to present) and Managing Board Member of the Adviser (11/00 to 11/03); Vice President, Treasurer, Chief Financial Officer of other Investment Companies advised by the Adviser; Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/00 to present)

				Not Applicable	Not Applicable
Susan S. Rhee (34) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary	2/04 to present

Secretary of the Adviser (11/00 to present); Assistant Vice President of Jackson National Life Insurance Company (8/03 to present); Associate General Counsel of Jackson National Life Insurance Company (7/01 to present); Senior Attorney of Jackson National Life Insurance Company (1/00 to 7/01)

				Not Applicable	Not Applicable
Steven J. Fredricks (35) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer	1/05 to present	Attorney of Jackson National Life Insurance Company (2/02 to Present); Contract Attorney, Godfrey & Kahn, S.C. (2001 – 2002); Associate General Counsel, Aid Association for Lutherans (1997 to 2001)	Not Applicable	Not Applicable

On page 23, under the section entitled "Manager Compensation", please delete the paragraph in its entirety and replace it with the following:

The officers of the JNLNY Variable Fund and the Manager who is an “interested person” receives no compensation from the JNLNY Variable Fund. Each disinterested Manager is paid the JNLNY Variable Fund, an annual retainer of $25,000, as well as a fee of $5,000 for each meeting of the Board of Managers attended. The Chairman of the Board of Managers receives an annual retainer of $10,000. Each Manager receives $2,500 for telephonic meetings. The Chair of the Audit Committee receives an additional annual retainer of $5,000 for his services in that capacity. The members of the Audit Committee receive $2,500 for each Audit Committee meeting. The members of the Audit Committee will receive $1,250 for telephonic Audit Committee meetings.

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On page 29, under the section entitled "Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest", please add the following chart:

JNL/Mellon Capital Management DowSM Dividend Fund (as of September 30, 2005)

Susan Ellison, Richard Brown, Karen Wong	Number Of Accounts	Total Assets
registered investment companies:	32	$8.5 billion
other pooled investment vehicles:	28	$73.8 billion
other accounts:	25	$20.3 billion

The section entitled "Administrative Fee" should be deleted in its entirety and replaced with the following:

Administrative Fee. Each Fund pays to JNAM L.L.C., as administrator of the Fund (the “Administrator”), an Administrative Fee. Each Fund, except the JNL/Mellon Capital Management Global 15 Fund, pays an Administrative Fee of 0.15% of the average daily net assets of the Fund. The JNL/Mellon Capital Management Global 15 Fund pays an Administrative Fee of 0.20% of the average daily net assets of the Fund. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In accord with the Administration Agreement, the Administrator is responsible for the payment of expenses related to legal, audit, fund accounting, custody, printing and mailing and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance and the fees and expenses of the disinterested Managers and of independent legal counsel to the disinterested Managers.

The section entitled "FINANCIAL STATEMENTS" should be deleted in its entirety and replaced with the following:

The unaudited financial statements of the JNLNY Variable Fund I for the period ended June 30, 2005, are incorporated by reference (which means they legally are a part of this SAI) from the JNLNY Variable Fund’s Semi-Annual Report to interest holders. The Semi-Annual Report is available at no charge upon written or telephone request to the JNLNY Variable Fund at the address and telephone number set forth on the front page of this Statement of Additional Information.

This Supplement is dated December 31, 2005.

(To be used with NV5640 5/05.)

V5962 12/05

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